UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 22, 2005

                      COMMODORE APPLIED TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)





          DELAWARE                        1-11871               11-3312952
--------------------------------       ---------------   ----------------------
      (State or other                   (Commission          (I.R.S. Employer
        jurisdiction                    File Number)        Identification No.)
     of incorporation)

150 East 58th Street, Suite 3238                                   10155
New York, New York
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (212) 308-5800


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          (Former Name or Former Address, if Changed Since Last Report)

                           CURRENT REPORT ON FORM 8-K

                      COMMODORE APPLIED TECHNOLOGIES, INC.

                                November 28, 2005



ITEM 7.01  REGULATION FD DISCLOSURE

         On November 22, 2005, Commodore Applied Technologies, Inc. (the "Company") issued a press release announcing its 2005 3rd Quarter earnings.

         The Company also announced that it recognized an accrual accounting issue that our independent auditors brought to its attention within the last two weeks. After further research and discussion with the Company's independent auditors, the Company determined that the embedded conversion features associated with the New Shaar Convertible Note and the Series I Convertible Preferred Stock issued April 12, 2005, qualified as derivatives in accordance with EITF 00-19 and SFAS No. 133, thus requiring liability recognition and marking the derivative to its fair value as of each reporting date (each quarter). The Company further stated that its management has taken immediate steps to accurately record and disclose this liability and is in the process of eliminating the liability from the Company in the future.

A copy of the press release is furnished as Exhibit 99.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

         99.1     Press Release dated November 22, 2005.


         The information contained in this report is being furnished pursuant to
Item 7.01, Regulation FD Disclosure, and Item 9.01, Financial Statements and Exhibits.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      COMMODORE APPLIED TECHNOLOGIES, INC.


Date:  November 28, 2005                By:  /s/ James M. DeAngelis
                                             --------------------------
                                             James M. DeAngelis
                                             Senior Vice President and
                                             Chief Financial Officer

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

                                  EXHIBIT INDEX


         Exhibit No.
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            99.1               Press Release dated  November 22, 2005 issued  by
                               Commodore Applied Technologies, Inc.





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